FORUM FUNDS

                              PAYSON BALANCED FUND
                                PAYSON VALUE FUND

                         SUPPLEMENT DATED MARCH 13, 2002
                       TO PROSPECTUS DATED AUGUST 1, 2001


Effective March 13, 2002, the Board of Trustees of Forum Funds eliminated the sales charges assessed on purchases and/or redemptions of shares of Payson Balanced Fund and Payson Value Fund (the "Funds").

Accordingly, as of March 13, 2002, the following amendments to the Funds' prospectus are effective.

The section entitled "Performance - Payson Value Fund" on page 4 of the prospectus is amended by deleting the table comparing the Fund's performance with that of the S&P 500 Index as of December 31, 2000 and replacing it with the following table and footnote thereto:


YEAR(S)                        PAYSON VALUE FUND(1)         S&P 500(R)INDEX
1  Year                             7.41%                   -9.10%
5  Years                           14.41%                   18.32%
Since Inception (7/31/92)          14.35%                   16.82%

(1) Prior to March 13, 2002, the Fund imposed a maximum sales charge of 4.00% on purchases of Fund shares (as a percentage of the offering price). The 1 Year, 5 Year and Since Inception performance of the Fund as of December 31, 2000 would have been 3.12%, 13.48% and 13.80%, respectively, after factoring in the effect of a 4.00% sales charge.

The section entitled "Performance - Payson Balanced Fund" on page 5 of the prospectus is amended by deleting the table comparing the Fund's performance with that of the S&P 500 Index as of December 31, 2000 and replacing it with the following table and footnote thereto:


YEAR(S)                        PAYSON BALANCED FUND(1)      S&P 500(R)INDEX
1  Year                             12.66%                  -9.10%
5  Years                             8.77%                  18.32%
Since Inception (7/31/92)           10.41%                  16.82%

(1) Prior to March 13, 2002, the Fund imposed a maximum sales charge of 4.00% on purchases of Fund shares (as a percentage of the offering price). The 1 Year, 5 Year and Since Inception performance of the Fund as of December 31, 2000 would have been 8.16%, 7.89% and 9.91%, respectively, after factoring in the effect of a 4.00% sales charge.

The section entitled "Fee Tables" on page 6 of the prospectus is amended by deleting the table entitled "Shareholder Fees" in its entirety.

The section entitled "Fee Tables-Example" is amended by deleting the information contained in that section in its entirety and replacing it with the following information:

EXAMPLE

The following is a hypothetical example intended to help you compare the cost of investing in each Fund to the cost of investing in other mutual funds. This example assumes that you invest $10,000 in a Fund and then redeem all of your shares at the end of the period. The example also assumes that your investment has a 5% annual return, that a Fund's total annual fund operating expenses remain the same as stated in the above table and that distributions are reinvested. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                            PAYSON VALUE FUND(1)         PAYSON BALANCED FUND(1)
1 year                                 $181                          $167
3 years                                $560                          $516
5 years                                $983                          $890
10 years                             $2,091                        $1,940

(1) Prior to March 13, 2002, the Funds imposed a maximum sales charge of 4.00% on purchases of Fund shares (as a percentage of the offering price). The 1 Year, 3 Year, 5 Year and 10 year costs of investing in the Payson Value Fund would have been $559, $923, $1,311 and $2,396, respectively, after factoring in the effect of a 4.00% sales charge. The 1 Year, 3 Year, 5 Year and 10 year costs of investing in the Payson Balanced Fund would have been $541, $877, $1,236 and $2,246, respectively, after factoring in the effect of a 4.00% sales charge.

The section entitled "Your Account - Sales Charges" on pages 17 and 18 of the prospectus is deleted in its entirety.